Business Combination	9 Months Ended
Sep. 30, 2025
Disclosure of contingent liabilities in business combination [abstract]
Business Combination	Business Combination
On August 13, 2025, the Company completed its acquisition of MIPS Holdings Inc. ("MIPS"). MIPS is a leading provider of computing subsystems for autonomous platforms serving the automotive, industrial, and embedded markets. The acquisition is expected to expand the Company’s portfolio of customizable intellectual property (“IP”) offerings and enhance the Company's ability to differentiate its process technologies through advanced IP and software capabilities.

Details of the purchase consideration:

(in millions)	Amount
Cash	$215
Replacement share-based payment awards	11
Total purchase consideration	$226

The fair value of consideration transferred was determined by the Company as part of the purchase price allocation.
Assets acquired and liabilities assumed at the date of acquisition are as follows:

(in millions)	Fair value
Assets
Current assets	$6
Other noncurrent assets	7
Trademark	6
Developed technology	39
In-process research and development	44
Customer relationships	49
Liabilities
Trade payables and other current liabilities	(9)
Other noncurrent liabilities	(7)
Net identifiable assets acquired	$135
Add: Goodwill(1)	$91
Net assets acquired	$226
(1) Goodwill is mainly attributable to the workforce, synergies, and expected future growth potential from access to new markets. Goodwill recognized will not be deductible for income tax purposes.
The fair values of certain identifiable assets and liabilities primarily relating to working capital adjustment, including deferred tax liabilities have been determined provisionally and are subject to adjustments as we obtain additional information. Any adjustments to the purchase price allocation will be made as soon as practicable, but no later than one year from the acquisition date.